iShares®
iShares Trust
Supplement dated February 24, 2026
to the currently effective Summary Prospectus and Prospectus for the following listed Funds
(each, a “Fund” and collectively, the “Funds”)
The Funds

iShares LifePath Target Date 2030 ETF (ITDB)
iShares LifePath Target Date 2035 ETF (ITDC)
iShares LifePath Target Date 2040 ETF (ITDD)
iShares LifePath Target Date 2045 ETF (ITDE)
iShares LifePath Target Date 2050 ETF (ITDF)
iShares LifePath Target Date 2055 ETF (ITDG)
iShares LifePath Target Date 2060 ETF (ITDH)
iShares LifePath Target Date 2065 ETF (ITDI)
iShares LifePath Target Date 2070 ETF (ITDJ)

Effective on or about June 1, 2026, certain Funds will begin to implement a revised target asset allocation that will incorporate a higher equity allocation to applicable underlying funds, beginning thirty years prior to the target retirement date. Within the updated glidepath, equity exposure will be increased (relative to current equity exposure) beginning 30 years before retirement by up to approximately 6%, depending on the vintage of the Fund. The equity exposure at retirement remains unchanged.
Accordingly, following the above target asset allocation changes, the glide path chart and target allocation table in the section of each Fund’s Summary Prospectus and Prospectus entitled “Principal Investment Strategies” are deleted in their entirety and replaced with the following:
The following chart illustrates the glide path — the target allocation among asset classes as the LifePath ETFs approach their target dates:

The following table lists the target allocation by years until retirement:

Years Until Retirement	Equity Funds (Includes REITs)	Fixed-Income

45	99%	1%

40	99%	1%

35	99%	1%

30	99%	1%

25	96%	4%

20	90%	10%

15	81%	19%

10	71%	29%

5	59%	41%

0	40%	60%
If you have any questions, please call 1‑800‑iShares (1‑800‑474‑2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.
IS‑A‑LifePath‑0226

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